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                                                                   EXHIBIT 10.11



                          Sutton Hill Capital, L.L.C.
                         120 North Robertson Boulevard
                         Los Angeles, California 90048

                                           July 28, 2000

Citadel Holding Corporation
Citadel Cinemas, Inc.
550 South Hope Street
Suite 1825
Los Angeles, CA 90071

          RE:  Lease Agreement -- Financial Statements
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Dear Sirs:

     We refer to the Lease Agreement, dated as of the date hereof (the "Lease"), between Sutton Hill Capital, L.L.C., a New York limited liability company ("SHC"), and Citadel Cinemas, Inc., a Nevada corporation ("Citadel Cinemas"), the obligations of which have been guaranteed by its parent, Citadel Holding Corporation, a Nevada corporation ("Citadel"). Terms used and not defined herein have the meanings as defined in the Lease.

     In consideration of the execution and delivery of the Lease, the Fee Option Agreement, the License of Intangibles, the Sub-Management Agreement, the Assignment and Assumption Agreement of even date herewith relating to certain operating contracts, the letter agreement of even date herewith relating to certain employee matters, the apportionments letter of even date herewith, and the assignments on the date hereof of certain management agreements, SHC hereby represents and warrants to and agrees with Citadel Cinemas and Citadel as follows:

     1.  SHC represents and warrants to Citadel Cinemas and Citadel as follows:

         Attached hereto as Exhibit A are the unaudited operating statements of operations of the theatres located at the Leased Sites (the "Theatres") for the fiscal years ended December 30, 1999 and December 31, 1998 and for the three month periods ended March 30, 2000 and April 1, 1999 (collectively, the "Theatre Statements"). The Theatre Statements fairly present the financial results of operations at the Theatres for the periods indicated therein and have been prepared in accordance with GAAP. The Theatre Statements were prepared and are derived from, and are in accordance with, the books and records of Sutton Hill Associates and its Subsidiaries (collectively, "Sutton Hill"), which books and records were used to prepare the audited consolidated financial statements of Sutton Hill for the fiscal years ended December 30, 1999 and December 31, 1998 (the "Sutton Hill Statements"), and the Sutton Hill Statements were prepared in

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     accordance with GAAP and include all footnote disclosures related to recognition of revenue and expense.

     2. SHC shall indemnify and defend the Tenant Indemnified Persons from any breach of any representation or warranty made herein, to the same extent as provided in Section 11(b)(ii) of the Lease, and subject to the provisions and limitations of Section 11 of the Lease, as if the representations and warranties made herein were made in the Lease. Notwithstanding anything to the contrary herein, all claims for indemnification hereunder shall be included in computing claims for indemnification subject to the limitations set forth in Section 11(c) of the Lease.

     3. This letter agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, supersedes any previous agreements between the parties with respect to the subject matter hereof, and may be modified only in writing signed by the parties hereto.

     4. The terms of this Letter Agreement shall be binding upon SHC and its successors and assigns and shall inure to the benefit of, and be enforceable by, Citadel, Citadel Cinemas, and their respective successors and assigns.

     5. This Letter Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

     6. The provisions of Sections 28(a) - (f) and (l) of the Lease shall apply to this Letter Agreement as if set forth herein in full, and applied to the provisions hereof.

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     7.  Nothing contained in this Letter Agreement and the exhibits attached hereto shall be construed as a representation or warranty by SHC of the future performance of the Theatres.

                                    Very truly yours,

                                    SUTTON HILL CAPITAL, L.L.C.

                                    By:  /s/ James J. Cotter
                                       -------------------------
                                       Name:  James J. Cotter
                                       Title: Operating Manager

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